UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6653

The Jensen Portfolio, Inc.
(Exact name of registrant as specified in charter)

5300 Meadows Road, Suite 250
Lake Oswego, OR 97035-8234
(Address of principal executive offices) (Zip code)

Robert McIver
5300 Meadows Road, Suite 250
Lake Oswego, OR 97035-8234
(Name and address of agent for service)

(800) 221-4384
Registrant's telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period: May 31, 2015

Item 1. Reports to Stockholders.

Letter from The Investment Adviser

Dear Fellow Shareholders,
The Jensen Quality Growth Fund – Class J Shares – returned 12.07% for the year ended May 31, 2015, compared to a return of 11.81% for the Standard & Poor’s 500 Index over this period. Please see pages 5 through 7 of this report for complete standardized performance information for the Fund.

Market Perspective
During the twelve months ended May 31, 2015, the US equity markets continued the upward trend of the last few years. Consumer confidence increased, while initial unemployment claims decreased, and inflation remained relatively low. Amid these positive signs, the price of oil collapsed in the second half of 2014 as demand slowed and excess capacity began to build. While this was a negative for many energy companies and producers of oil, it was a positive for oil consumers, including businesses and individuals and over the twelve month period the Fund’s lack of exposure to energy company stocks was a positive contributor to performance. Typically, very few energy companies qualify for our strict requirement for high and prolonged profitability, as measured by Return on Equity (ROE).

For U.S. companies with business overseas, the strengthening U.S. dollar weighed on results, impacting the translated revenues and earnings of international business segments. Further, economic growth rates slowed in many emerging markets during the period, particularly in China. In Europe, lending rates fell as the European Union moved to stimulate the economy, further driving down the Euro against the already strong U.S. Dollar.

Fiscal 2015 results can also be viewed as nearly a tale of two halves, with the first half characterized by rising volatility and risk awareness brought on by the collapse of the price of oil. The second half was characterized by declining volatility and rising investor complacency as more indiscriminate investing resurfaced once the Federal Reserve indicated that any increase in interest rates would be delayed for some time.

To put this in context, the Fund outperformed the S&P 500 by roughly 150 basis points in the seven months ending December 31, 2014 – representing the period of rising volatility – while underperforming by nearly 125 basis points in the five months ending May 31, 2015. At Jensen we have for some time discussed that volatility in the markets is usually an indicator of additional focus on risk and typically this leads to better stock performance for high quality, fundamentally strong companies.

The Effect at Jensen
During the fiscal year, specific stock selection added value in the Industrials sector, while detracting from returns primarily in the Materials sector. From a sector perspective, our lack of presence in the Energy sector added value as noted earlier.

Our top contributors to performance for the fiscal year were Equifax, Becton Dickinson and Medtronic. Equifax has continued to execute its business strategy with strong results as the economy continues it slow, upward trend, while Becton Dickinson and Medtronic benefitted from the overall improvement in the healthcare sector as well as their stronger long term growth prospects arising from recently completed strategic acquisitions.

Significant detractors from the Fund’s performance for the fiscal year included Praxair, Emerson Electric and United Parcel Service. Each of these companies has been pressured by slowing industrial activity combined with what we view to be short term headwinds specific to their respective businesses. That said, we remain confident that each possesses a strong business model with strategic competitive advantages and management teams that are focused on the long term health of their businesses while seeking to improve overall performance. We believe that approach will ultimately be rewarded once headwinds subside.

We are constantly evaluating the businesses in the Fund as well as other investment candidates to determine whether better opportunities exist in our investable universe. Such determinations ultimately reflect a combination of fundamental considerations as well as valuation opportunities.

Fund Additions and Eliminations
During the fiscal year, Jensen sold its position in Automatic Data Processing and purchased positions in UnitedHealth Group and Johnson & Johnson.

During the latter part of calendar 2014, the Adviser’s Investment Committee decided to sell the Fund’s entire position in Automatic Data Processing (ADP) and deploy the proceeds substantially to a new position in UnitedHealth Group (UNH), which is discussed below. While we believe ADP, a human capital management solutions company, had some of the strongest fundamentals of any business in the Fund, we reduced the position for valuation reasons. As those valuation concerns continued after the November 2014 trim, the Investment Committee decided to sell the entire position at the very end of December.

Annual Report	Jensen Quality Growth Fund	1

As noted above, the Investment Committee decided to add a position in UNH. UnitedHealth Group is the largest managed care company in the U.S., serving 86 million customers across a broad range of end markets including commercial, government, and individual. UNH provides these customers with a variety of health insurance plan options and maintains a vast network of 850,000 care providers, 250,000 plan sponsors, 180 government agencies, and 5,900 hospitals.

The company consists of UnitedHealthcare, a traditional health insurance business, and a variety of health services businesses under the Optum umbrella. UNH’s revenue mix is diverse with 45% of its sales generated by the commercial business, 38% from Medicare and 16% from Medicaid. The firm’s financials are strong and UNH’s ROE and Invested Capital are both well in excess of its cost of capital.

We believe UNH’s size and scale relative to other managed care companies provides a significant competitive advantage. In our view, the most significant risks faced by UNH are the increased regulations and higher taxes imposed on the U.S. managed care industry by passage of the 2010 Affordable Care Act (ACA). Much of our due diligence on UNH focused on this issue, and we are confident that the bulk of the ACA-mandated changes have already been absorbed by the industry and that the company remains well-positioned. Importantly, we believe UNH is proactively adapting to the new landscape and will be a key enabler to the long-term success of the U.S. healthcare system.

After careful analysis and debate, our investment committee concluded that the investment thesis for UnitedHealth Group is supported by strong competitive advantages, attractive growth prospects, a strong balance sheet, and manageable risks.

During the first quarter of calendar 2015, the Adviser’s Investment Committee reintroduced Johnson & Johnson (JNJ) to the Fund. JNJ is a globally diversified healthcare conglomerate with businesses in pharmaceuticals, medical devices and equipment, and consumer healthcare. We believe JNJ benefits from powerful competitive advantages across its businesses including size/scale, brand equity, intellectual property, and entrenched relationships with global healthcare organizations. In addition, we maintain a positive view of the company’s revenue diversity, exceptional balance sheet (JNJ remains one of only three companies in the world with AAA credit ratings), and relatively stable end markets. We expect JNJ to grow steadily due to increasing global healthcare demand, new product development, and acquisition activity. This view incorporates our expectation that growth will be partially tempered by patent exposures in the company’s pharmaceutical franchises.

The Fund exited a previously held JNJ position in January 2011. As we stated at the time, we did not sell JNJ because we believed it was a “bad company”. Rather, we liquidated the position to take a more targeted position in healthcare, and we believed the fundamental outlooks on Abbott Laboratories and Becton Dickinson were stronger at the time. Since that decision, JNJ’s fundamentals improved materially due to senior management stabilization, pharmaceutical pipeline successes, and supply chain improvements in the company’s consumer segment. Meanwhile, Becton Dickinson is now the top holding in the strategy and Abbott is no longer in the fund due to a capital structure related ROE decline. This new position was funded by targeted trims across select names held in the Fund.

The Jensen Outlook
In the current climate of a relatively strong U.S. economy, and softer international economies, we have seen continued reports of U.S. stocks hitting all-time highs. While it is difficult to forecast near-term challenges for the U.S. economy at present, we believe that in times of exuberant stock valuations, it is important that investors exercise investment discipline, particularly regarding valuation. We believe that the Fund’s focus on stocks that deliver consistently high profitability while maintaining reasonable valuations is a prudent strategy in the current environment.

Despite relative strength in the U.S. economy, there remain concerns about revenue and earnings growth for global companies. These concerns include items noted earlier such as currency headwinds and efforts to stimulate the European economy, as well as other events including the potential for rising U.S. interest rates and the Greek debt crisis.

Nonetheless, we continue to be impressed with the resiliency and consistency of the businesses in the Fund. Our companies’ organic revenue growth has averaged between 4.7 and 6.7% for the last twelve quarters of earnings results, an indication of steady, consistent growth despite all the economic headwinds. Impressively, some of the fastest growth quarters have occurred more recently despite the strong currency headwinds. Earnings for the businesses in the Fund have increased an average of 7.2% over the same period versus an average increase of just over 4.6% for the earnings in the S&P 500.

2	Jensen Quality Growth Fund	Annual Report

We believe this level of performance is a testament to the strength of these companies’ business models which enables them to generate robust free cash flows that are reinvested to provide a foundation for consistent, future growth. These have always been the attributes we seek as we believe they demonstrate a resiliency that benefits these companies in uncertain times, such as those we have experienced recently.

We believe that investment in quality growth businesses remains an important component to every investor’s portfolio. Business performance for these companies has continued to be supported by competitive advantages, strong balance sheets, robust free cash generation, and consistently high returns on capital. We favor these high quality companies due to their ability to use internally generated cash to fund future growth initiatives while simultaneously increasing dividend payments and repurchasing shares. The consistency of high quality business models should also provide downside protection for investors, particularly if economic concerns arise in a manner that results in heightened volatility in the equity markets.

We invite you to seek additional information about The Jensen Quality Growth Fund at www.jenseninvestment.com where additional content, including updated holdings and performance information, is available. We take our investment responsibilities seriously and appreciate the trust you have placed in us. As always, we welcome your feedback.

Sincerely,

The Jensen Investment Committee

This discussion and analysis of the Fund is as of May 2015 and is subject to change, and any forecasts made cannot be guaranteed.

Past performance is no guarantee of future results. Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security.

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. One cannot invest directly in an index.

For more complete information regarding performance and holdings, please refer to the financial statements and schedule of investments headings of this report. Current and future portfolio holdings are subject to risk.

The Fund is nondiversified, meaning that it may concentrate its assets in fewer individual holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund.

Return on Equity: Is equal to a company’s after-tax earnings (excluding non-recurring items) divided by its average stockholder equity for the year.

Free Cash Flow: Is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

Earnings growth: The annual rate of growth of earnings from investments.

Return on Capital: Indicates the efficiency and profitability of a company’s capital investments.

Basis Point: Is a value equaling one one-hundredth of a percent (1/100 of 1%).

Invested Capital: The total amount of money endowed into a company by the shareholders, bondholders and all other interested parties.

Standard & Poor’s Credit Ratings (Source: Standard & Poor’s): Credit ratings are forward-looking opinions about credit risk. Standard & Poor’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. The highest rating assigned by Standard & Poor’s is AAA and the lowest is D.

For use only when preceded or accompanied by a current prospectus for the Fund.

The Jensen Quality Growth Fund is distributed by Quasar Distributors, LLC.

Annual Report	Jensen Quality Growth Fund	3

Farewell, and a Big Thank You to All

From Val Jensen, Founder of Jensen Investment Management
I have been extraordinarily privileged to serve the loyal shareholders of the Jensen Portfolio, subsequently renamed the Jensen Quality Growth Fund, as president and/or chairman for the past 23 years. I am very proud of all that has been accomplished. To facilitate the Fund board’s transition to an independent chairperson structure, I retired from the board effective February 5, 2015.

The fact the Fund has existed for 23 years is somewhat unusual by itself. Such longevity could certainly not have been accomplished without all of the wonderful people that have worked for the management company, the Fund’s dedicated directors, our families who cheered us on during the inevitable challenging moments, and all of you – the shareholders. It has truly been a team effort, and I wish to express my deep appreciation to all.

If I were asked what the most important lesson I have learned is, I would answer that it is the underlying business—not the market—that truly creates value for shareholders. The market is a kaleidoscope of both companies and values. Mark Perry1, an economics professor at the University of Michigan, published a paper on the history of companies in the Fortune 500. Of the companies listed in 1955 (about the time I started in the investment business), only 61 still qualified in 2014. Bankruptcies, mergers, and diminishing size characterized the 439 now-absent companies.

Our industry has experienced even more revolutionary change over the past five decades. Of the well-known giants the second and third largest firms—Walston and F.I. DuPont—merged in the early 1970s and closed in 1974; Merrill Lynch narrowly escaped bankruptcy by fusing into Bank of America; Lehman Brothers filed for bankruptcy; Bear Stearns was forced into a marriage with JP Morgan; and Goldman Sachs and JP Morgan were required to legally transform into commercial banks in order to avail themselves of government bailout funds.

Still, I cannot think of a better time to be an investment professional. There is a desperate need for sound and clear judgment that can deal with the irrational markets that will inevitably appear from time to time. And there is no sign that the market will become rational anytime soon. The Great Recession of 2008 and 2009, the dot.com insanity of Y2K, the Long Term Capital Management hedge fund fiasco of 1998, Black Monday’s market drop of 22%, are just a few of a very long litany of disasters that demanded common sense to endure, and time to recover.

For investors, there is the opportunity to gain insight by looking back to William Fruhan’s concept2 that, “Managers who are successful in shaping…the competitive environment so as to earn returns in excess of their capital costs create enormous wealth for their shareholders. The game is clearly worth the candle.”

In closing, I wish success to all.

Val Jensen

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

As of 6/30/2015 the fund does not hold any of the companies mentioned in the letter.

Past performance is no guarantee of future results. Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security.

The Fund is nondiversified, meaning that it may concentrate its assets in fewer individual holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund.

For use only when preceded or accompanied by a current prospectus for the Fund.

The Jensen Funds are distributed by Quasar Distributors, LLC

[1]	Perry, Mark J.; Fortune 500 Companies in 1955 vs. 2014; American Economics Institute, 8/18/2014
[2]	Fruhan, William E. Jr.; FINANCIAL STRATEGY, Studies in the Creation, Transfer and Destruction of Shareholder Value; Irwin, 1979, p.42

4	Jensen Quality Growth Fund	Annual Report

Jensen Quality Growth Fund - Class J (Unaudited)

Total Returns vs. The S&P 500

Average Annual Returns – For periods ended May 31, 2015	1 year	3 years	5 years	10 years
Jensen Quality Growth Fund - Class J	12.07%	18.32%	14.17%	7.90%
S&P 500 Stock Index	11.81%	19.67%	16.54%	8.12%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on May 31, 2005 for Class J. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

Annual Report	Jensen Quality Growth Fund	5

Jensen Quality Growth Fund - Class R (Unaudited)

Total Returns vs. The S&P 500

Average Annual Returns – For periods ended May 31, 2015	1 year	3 years	5 years	10 years
Jensen Quality Growth Fund - Class R	11.67%	17.94%	13.85%	7.61%
S&P 500 Stock Index	11.81%	19.67%	16.54%	8.12%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on May 31, 2005 for Class R. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

6	Jensen Quality Growth Fund	Annual Report

Jensen Quality Growth Fund - Class I (Unaudited)

Total Returns vs. The S&P 500

Average Annual Returns – For periods ended May 31, 2015	1 year	3 years	5 years	10 years
Jensen Quality Growth Fund - Class I	12.32%	18.63%	14.49%	8.18%
S&P 500 Stock Index	11.81%	19.67%	16.54%	8.12%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $1,000,000 made on May 31, 2005 for Class I. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

Annual Report	Jensen Quality Growth Fund	7

Investments by Sector as of May 31, 2015
(as a Percentage of Total Investments) (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

8	Jensen Quality Growth Fund	Annual Report

Statement of Assets & Liabilities
Year Ended May 31, 2015

Assets:
Investment, at value (cost $3,318,875,739)	$5,366,085,976
Income receivable	10,723,587
Receivable for capital stock issued	6,955,170
Other assets	90,550
Total assets	5,383,855,283

Liabilities:
Payable to Investment Adviser	2,418,505
Payable for capital stock redeemed	4,189,619
Accrued distribution fees	843,763
Accrued director fees	64,028
Accrued expenses and other liabilities	1,203,191
Total liabilities	8,719,106
Total Net Assets	$5,375,136,177

Net Assets Consist of:
Capital stock	2,984,877,154
Accumulated undistributed net investment income	13,094,334
Accumulated net realized gain	329,954,452
Unrealized appreciation on investments	2,047,210,237
Total Net Assets	$5,375,136,177

Net Assets Consist of:
Class J Shares
Net Assets	$2,273,978,565
Shares outstanding	55,624,822
Net Asset Value - Offering Price and Redemption Price Per Share ( 2,000,000,000 shares authorized, $.001 par value)	$40.88

Class R Shares
Net Assets	$38,975,503
Shares outstanding	957,834
Net Asset Value - Offering Price and Redemption Price Per Share ( 1,000,000,000 shares authorized, $.001 par value)	$40.69

Class I Shares
Net Assets	$3,062,182,109
Shares outstanding	74,862,384
Net Asset Value - Offering Price and Redemption Price Per Share ( 1,000,000,000 shares authorized, $.001 par value)	$40.90

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Quality Growth Fund	9

Schedule of Investments
May 31, 2015 (showing percentage of total net assets)

Common Stocks - 98.09%

shares	Aerospace & Defense - 5.30%	value
2,430,000	United Technologies Corporation	$284,723,100

shares	Air Freight & Logistics - 2.72%	value
1,474,000	United Parcel Service, Inc. - Class B	$146,250,280

shares	Beverages - 6.95%	value
2,420,000	The Coca-Cola Company	$99,123,200
2,849,000	PepsiCo, Inc.	$274,729,070
		$373,852,270

shares	Capital Markets - 2.47%	value
1,644,000	T. Rowe Price Group, Inc.	$132,654,360

shares	Chemicals - 11.57%	value
2,148,000	Ecolab, Inc.	$246,268,200
1,592,000	EI du Pont de Nemours & Company	$113,047,920
2,136,000	Praxair, Inc.	$262,428,960
		$621,745,080

shares	Electrical Equipment - 3.09%	value
2,758,000	Emerson Electric Company	$166,334,980

	Electronic Equipment, Instruments &
shares	Components - 2.74%	value
2,578,000	Amphenol Corporation - Class A	$147,074,900

	Health Care Equipment &
shares	Supplies - 13.19%	value
2,143,000	Becton Dickinson & Company	$301,112,930
3,535,000	Medtronic PLC (a)	$269,791,200
1,594,000	Varian Medical Systems, Inc. (b)	$138,040,400
		$708,944,530

	Health Care Providers &
shares	Services - 2.53%	value
1,133,000	UnitedHealth Group, Inc.	$136,197,930

shares	Household Products - 5.99%	value
2,669,000	Colgate-Palmolive Company	$178,262,510
1,836,000	The Procter & Gamble Company	$143,924,040
		$322,186,550

shares	Industrial Conglomerates - 4.82%	value
1,628,000	3M Company	$258,982,240

shares	IT Services - 8.03%	value
3,037,000	Accenture PLC - Class A (a)	$291,673,480
2,161,000	Cognizant Technology Solutions Corporation -
	Class A (b)	$139,859,920
		$431,533,400

shares	Life Sciences Tools & Services - 3.32%	value
1,337,000	Waters Corporation (b)	$178,649,940

shares	Media - 3.49%	value
2,514,000	Omnicom Group, Inc	$187,368,420

shares	Pharmaceuticals - 2.57%	value
1,382,000	Johnson & Johnson	$138,393,480

shares	Professional Services - 2.90%	value
1,553,000	Equifax, Inc.	$155,812,490

shares	Software - 8.76%	value
5,074,000	Microsoft Corporation	$237,767,640
5,362,000	Oracle Corporation	$233,193,380
		$470,961,020

The accompanying footnotes are an integral part of the financial statements.

10	Jensen Quality Growth Fund	Annual Report

Schedule of Investments continued
May 31, 2015 (showing percentage of total net assets)

shares	Specialty Retail - 4.96%	value
4,138,000	The TJX Companies, Inc.	$266,404,440

	Textiles, Apparel & Luxury Goods -
shares	2.69%	value
1,423,000	NIKE, Inc. - Class B	$144,676,410

Total Common Stocks		value
(Cost $3,225,535,583)		$5,272,745,820

Short-Term Investment - 1.74%

shares	Money Market Fund - 1.74%	value
93,340,156	Fidelity Institutional Money Market Funds -
	Money Market Portfolio - Class I, 0.10% (c)	$93,340,156

Total Short-Term Investment		value
(Cost $93,340,156)		$93,340,156

Total Investments		value
(Cost $3,318,875,739) - 99.83%		$5,366,085,976
Other Assets in Excess of Liabilities - 0.17%		$9,050,201
TOTAL NET ASSETS - 100.00%		$5,375,136,177

(a)	Foreign issued security. Foreign concentration (including ADRs) was as follows: Ireland 10.4% as a percentage of net assets.
(b)	Non-income producing security.
(c)	Variable rate security. Rate listed is the 7-day effective yield as of May 31, 2015.

The accompanying footnotes are an integral part of the financial statements.

Annual Report	Jensen Quality Growth Fund	11

Statement of Operations
Year Ended May 31, 2015

Investment Income:
Dividend income	$104,077,719
Interest income	51,590
104,129,309
Expenses:
Investment advisory fees	26,370,193
12b-1 - Class J	5,957,176
Shareholder servicing fees - Class I	1,741,539
Administration fees	1,735,174
Sub-transfer agent expenses - Class J	1,191,204
Custody fees	367,055
Fund Accounting fees	305,463
Reports to shareholders - Class I	294,976
Directors' fees and expenses	231,951
12b-1 fees - Class R	223,451
Transfer Agent fees - Class J	208,198
Federal and state registration fees	197,999
Reports to shareholders - Class J	128,446
Professional fees	116,403
Transfer agent expenses	100,196
Other	88,800
Shareholder servicing fees - Class R	73,857
Transfer agent fees - Class I	63,345
Reports to shareholders - Class R	1,686
Transfer agent fees - Class R	1,217
Total expenses	39,398,329

Net Investment Income	64,730,980

Realized and Unrealized Gain on Investments:
Net realized gain on investment transactions	453,465,173
Change in unrealized appreciation on investments	98,277,828
Net realized and unrealized gain on investments	551,743,001
Net Increase in Net Assets Resulting
from Operations	$616,473,981

Statements of Changes in Net Assets

	Year Ended	Year Ended
Operations:	May 31, 2015	May 31, 2014
Net investment income	$64,730,980	$56,853,031
Net realized gain on investment
transactions	453,465,173	274,409,629
Change in unrealized appreciation
on investments	98,277,828	493,825,421
Net increase in net assets resulting
from operations	616,473,981	825,088,081

	Year Ended	Year Ended
Capital Share Transactions:	May 31, 2015	May 31, 2014
Shares sold - Class J	228,047,996	383,413,077
Shares sold - Class R	7,577,608	11,401,593
Shares sold - Class I	694,433,936	853,190,299
Shares issued in reinvestment of
dividends - Class J	117,153,165	105,129,328
Shares issued in reinvestment of
dividends - Class R	2,129,386	1,968,392
Shares issued in reinvestment of
dividends - Class I	143,027,581	104,678,714
Shares redeemed - Class J	(671,258,181)	(883,620,987)
Shares redeemed - Class R	(24,103,261)	(16,004,531)
Shares redeemed - Class I	(784,716,794)	(565,494,938)
Net decrease	(287,708,564)	(5,339,053)

Dividends and Distributions	Year Ended	Year Ended
to Shareholders:	May 31, 2015	May 31, 2014
Net investment income - Class J	(24,079,570)	(25,234,196)
Net investment income - Class R	(300,698)	(298,232)
Net investment income - Class I	(35,585,394)	(29,533,866)
Net realized gains - Class J	(96,447,876)	(82,751,792)
Net realized gains - Class R	(1,828,737)	(1,670,392)
Net realized gains - Class I	(114,936,126)	(80,674,309)
Total dividends and distributions	(273,178,401)	(220,162,787)

	Year Ended	Year Ended
Increase in Net Assets	May 31, 2015	May 31, 2014
	55,587,016	599,586,241

	Year Ended	Year Ended
Net Assets:	May 31, 2015	May 31, 2014
Beginning of Year	5,319,549,161	4,719,962,920
End of Year (including accumulated
undistributed net investment income
of $13,094,334 and $8,329,016,
respectively)	$5,375,136,177	$5,319,549,161

The accompanying notes are an integral part of these financial statements.

12	Jensen Quality Growth Fund	Annual Report

Financial Highlights
Class J

	year ended	year ended	year ended	year ended	year ended
Per Share Data:	May 31, 2015	May 31, 2014	May 31, 2013	May 31, 2012	May 31, 2011
Net asset value, beginning of year	$38.33	$33.98	$27.33	$29.11	$23.86
Income from investment operations:
Net investment income	0.44	0.37	0.34	0.32	0.27
Net realized and unrealized gains (losses) on investments	4.14	5.52	6.65	(1.80)	5.25
Total from investment operations	4.58	5.89	6.99	(1.48)	5.52
Less distributions:
Dividends from net investment income	(0.40)	(0.35)	(0.34)	(0.30)	(0.27)
Distributions from capital gains	(1.63)	(1.19)	—	—	—
Total distributions	$(2.03)	$(1.54)	$(0.34)	$(0.30)	$(0.27)
Net asset value, end of year	$40.88	$38.33	$33.98	$27.33	$29.11
Total return	12.07%	17.57%	25.74%	-5.04%	23.31%
Supplemental data and ratios:
Net assets, end of year (000’s)	$2,273,979	$2,447,876	$2,531,859	$2,307,634	$2,593,128
Ratio of expenses to average net assets	0.87%	0.87%	0.90%	0.91%	0.92%
Ratio of net investment income to average net assets	1.08%	1.00%	1.08%	1.18%	1.07%
Portfolio turnover rate	14.42%	14.10%	22.09%	15.80%	6.84%

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Quality Growth Fund	13

Financial Highlights
Class R

	year ended	year ended	year ended	year ended	year ended
Per Share Data:	May 31, 2015	May 31, 2014	May 31, 2013	May 31, 2012	May 31, 2011
Net asset value, beginning of year	$38.16	$33.83	$27.22	$29.01	$23.78
Income from investment operations:
Net investment income	0.28	0.23	0.25	0.26	0.23
Net realized and unrealized gains (losses) on investments	4.14	5.50	6.64	(1.79)	5.23
Total from investment operations	4.42	5.73	6.89	(1.53)	5.46
Less distributions:
Dividends from net investment income	(0.26)	(0.21)	(0.28)	(0.26)	(0.23)
Distributions from capital gains	(1.63)	(1.19)	—	—	—
Total distributions	$(1.89)	$(1.40)	$(0.28)	$(0.26)	$(0.23)
Net asset value, end of year	$40.69	$38.16	$33.83	$27.22	$29.01
Total return	11.67%	17.13%	25.43%	-5.26%	23.08%
Supplemental data and ratios:
Net assets, end of year (000’s)	$38,976	$50,478	$47,074	$40,216	$29,077
Ratio of expenses to average net assets	1.22%	1.25%	1.16%	1.12%	1.10%
Ratio of net investment income to average net assets	0.71%	0.63%	0.82%	0.96%	0.87%
Portfolio turnover rate	14.42%	14.10%	22.09%	15.80%	6.84%

The accompanying notes are an integral part of these financial statements.

14	Jensen Quality Growth Fund	Annual Report

Financial Highlights
Class I

	year ended	year ended	year ended	year ended	year ended
Per Share Data:	May 31, 2015	May 31, 2014	May 31, 2013	May 31, 2012	May 31, 2011
Net asset value, beginning of year	$38.35	$34.00	$27.35	$29.14	$23.88
Income from investment operations:
Net investment income	0.53	0.46	0.42	0.40	0.37
Net realized and unrealized gains (losses) on investments	4.14	5.53	6.66	(1.80)	5.24
Total from investment operations	4.67	5.99	7.08	(1.40)	5.61
Less distributions:
Dividends from net investment income	(0.49)	(0.45)	(0.43)	(0.39)	(0.35)
Distributions from capital gains	(1.63)	(1.19)	—	—	—
Total distributions	$(2.12)	$(1.64)	$(0.43)	$(0.39)	$(0.35)
Net asset value, end of year	$40.90	$38.35	$34.00	$27.35	$29.14
Total return	12.32%	17.87%	26.10%	-4.76%	23.72%
Supplemental data and ratios:
Net assets, end of year (000’s)	$3,062,182	$2,821,194	$2,141,031	$1,450,228	$1,552,075
Ratio of expenses to average net assets	0.62%	0.63%	0.62%	0.60%	0.60%
Ratio of net investment income to average net assets	1.33%	1.25%	1.36%	1.49%	1.39%
Portfolio turnover rate	14.42%	14.10%	22.09%	15.80%	6.84%

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Quality Growth Fund	15

Notes to the Financial Statements
May 31, 2015

1. Organization and Significant Accounting Policies
The Jensen Portfolio, Inc., doing business as Jensen Quality Growth Fund (the “Fund”), was organized as an Oregon Corporation on April 17, 1992, and is registered as an open-end, nondiversified management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund commenced operations on August 3, 1992. The Fund is authorized to issue 5,000,000,000 shares of common stock, 4,000,000 of such have been authorized for the existing share classes. The Fund currently offers three different classes of shares. Effective July 30, 2003, the Fund issued two new classes of shares, Class R and Class I, and renamed the existing class as Class J. Class J shares are subject to a 0.25% 12b-1 fee and a sub-transfer agency fee, Class R shares are subject to a 0.50% 12b-1 fee and up to a 0.25% shareholder servicing fee, and Class I shares are subject to a shareholder servicing fee up to 0.10%, as described in each Class’ prospectus. Each class of shares has identical rights and privileges except with respect to the 12b-1 fees, sub-transfer agency fees and shareholder servicing fees, and voting rights on matters affecting a single class of shares. The principal investment objective of the Fund is long-term capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in United States of America (“GAAP”).

a) Investment Valuation – Securities that are listed on United States stock exchanges are valued at the last sale price at the close of the exchange. Equity securities listed on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price or, if there has been no sale on that day, at their current bid price. Investments in open-end and closed-end registered investment companies, including money market funds, that do not trade on an exchange are valued at the end of day net asset value per share. Quotations are taken from the market in which the security is primarily traded. Over-the-counter securities are valued at the current bid price in the absence of a closing price. Securities for which market quotations are not readily available are valued at fair value as determined by Jensen Investment Management, Inc. (the “Investment Adviser”) at or under the direction of the Fund’s Board of Directors.

There is no definitive set of circumstances under which the Fund may elect to use fair value procedures to value a security. Although the Fund only invests in publicly traded securities, the large majority of which are large capitalization, highly liquid securities, they nonetheless may become securities for which market quotations are not readily available, such as in instances where the market quotation for a security has become stale, sales of a security have been infrequent, trading in the security has been suspended, or where there is a thin market in the security. Securities for which market quotations are not readily available will be valued at their fair value as determined under the Fund’s fair valuation procedures established by the Board of Directors. The Fund is prohibited from investing in restricted securities (securities issued in private placement transactions that may not be offered or sold to the public without registration under the securities laws); therefore, fair value pricing considerations for restricted securities are generally not applicable to the Fund.

Fair Value Measurement – The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. The three levels of the fair value hierarchy are as follows:

Level 1	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

Level 2	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active and prices for similar securities, interest rates, credit risk, etc.

Level 3	Inputs that are unobservable (including the Fund’s own assumptions in determining the fair value of investments).

Inputs refer broadly to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Fund. The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument.

16	Jensen Quality Growth Fund	Annual Report

Investments whose values are based on quoted market prices in active markets, include common stocks and certain money market securities, and are classified within Level 1. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all.

The following is a summary of the inputs used, as of May 31, 2015, to value the Fund’s investments carried at fair value. The inputs and methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Investments at Value	Total	Level 1	Level 2	Level 3
Total Common
Stocks*	$5,272,745,820	$5,272,745,820	$—	$—
Total Money
Market Fund	93,340,156	93,340,156	—	—
Total Investments	$5,366,085,976	$5,366,085,976	$—	$—

*	For further information regarding security characteristics and industry classifications, please see the Schedule of Investments.

The Fund did not hold any investments during the period ended May 31, 2015 with significant unobservable inputs which would be classified as Level 3. There were no transfers of securities between levels during the reporting period. It is the Fund’s policy to record transfers between levels as of the end of the reporting period. The Fund did not hold any derivative instruments during the reporting period.

b) Federal Income Taxes – No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provision of the Internal Revenue Code applicable to regulated investment companies.

The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken as of and for the year ended May 31, 2015. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. Open tax years are those that are open for exam by taxing authorities. As of May 31, 2015, open Federal tax years include the tax years ended May 31, 2012 through 2015. The Fund has no examination in progress. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c) Distributions to Shareholders – Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP.

d) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Guarantees and Indemnifications – Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

f) Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Transfer agent fees and reports to shareholders are allocated based on the number of shareholder accounts in each class. Sub-transfer agency fees are expensed to the Class J shares based on the actual number of shareholder accounts held and serviced by certain financial intermediaries as described in the Class J shares’ prospectus. 12b-1 fees are expensed at 0.25% of average daily net assets of Class J shares and 0.50% of average daily net assets of Class R shares. Shareholder servicing fees are expensed at up to 0.10% and up to 0.25% of the average daily net assets of Class I shares and Class R shares, respectively.

g) Other – Investment and shareholder transactions are recorded on trade date. Gains or losses from investment transactions are determined on the basis of identified carrying value using the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Annual Report	Jensen Quality Growth Fund	17

2. Capital Share Transactions
Transactions in shares of the Fund were as follows:

Class J	year ended May 31, 2015	year ended May 31, 2014
Shares sold	5,701,726	10,609,145
Shares issued in reinvestment of dividends	2,909,757	2,857,441
Shares redeemed	(16,847,098)	(24,114,521)
Net decrease	(8,235,615)	(10,647,935)
Shares outstanding:
Beginning of year	63,860,437	74,508,372
End of year	55,624,822	63,860,437

Class R	year ended May 31, 2015	year ended May 31, 2014
Shares sold	190,193	314,812
Shares issued in reinvestment of dividends	53,060	53,527
Shares redeemed	(608,079)	(437,118)
Net decrease	(364,826)	(68,779)
Shares outstanding:
Beginning of year	1,322,660	1,391,439
End of year	957,834	1,322,660

Class I	year ended May 31, 2015	year ended May 31, 2014
Shares sold	17,472,446	23,208,783
Shares issued in reinvestment of dividends	3,554,047	2,845,376
Shares redeemed	(19,730,984)	(15,460,105)
Net increase	1,295,509	10,594,054
Shares outstanding:
Beginning of year	73,566,875	62,972,821
End of year	74,862,384	73,566,875

3. Investment Transactions
The aggregate purchases and aggregate sales of securities, excluding short-term investments, by the Fund for the year ended May 31, 2015, were $748,279,992 and $1,169,045,074, respectively.

4. Income Taxes
The cost of investments differ for financial statement and tax purposes primarily due to the deferral of losses on wash sales.

The distributions of $59,965,662 and $55,066,294 paid during the years ended May 31, 2015 and 2014, respectively, were classified as ordinary income for tax purposes. The distributions of $213,212,739 and $165,096,493 paid during the years ended May 31, 2015 and 2014, respectively, were classified as long-term capital gain for income tax purposes.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2015 accumulated net realized gain decreased by $89,516,656 and capital stock increased by $89,516,656.

At May 31, 2015, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$3,318,930,641
Gross unrealized appreciation	$2,056,132,801
Gross unrealized depreciation	(8,977,466)
Net unrealized appreciation	2,047,155,335
Undistributed ordinary income	15,941,175
Undistributed long-term capital gain	327,162,513
Total distributable earnings	343,103,688
Other accumulated gains	—
Total accumulated gains	$2,390,259,023

At May 31, 2015, the Fund had total tax basis capital losses of $0.

On June 23, 2015, the Fund declared and paid a distribution from ordinary income of $7,661,440, $97,701 and $12,329,259 for Class J, Class R, and Class I, respectively, to shareholders of record as of June 22, 2015.

5. Line of Credit
The Fund has a $250 million revolving credit facility, subject to certain restrictions, for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The unsecured line of credit has a one-year term and is reviewed annually by the Board of Directors. The current agreement runs through December 19, 2015. The interest rate on the outstanding principal amount is equal to the prime rate less 1%. As of May 31, 2015, the rate on the Fund’s line of credit was 2.25%. The Fund did not borrow on the line of credit during the year ended May 31, 2015.

18	Jensen Quality Growth Fund	Annual Report

6. Investment Advisory Agreement
The Fund has an Investment Advisory and Service Contract with Jensen Investment Management, Inc. Pursuant to the advisory agreement and breakpoint fee schedule, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% as applied to the Fund’s average daily net assets of $4 billion or less, 0.475% as applied to the Fund’s average daily net assets of more than $4 billion and up to $8 billion, 0.45% as applied to the Fund’s average daily net assets of more than $8 billion and up to $12 billion, and 0.425% as applied to the Fund’s average daily net assets of more than $12 billion.

Certain officers of the Fund are also officers and directors of the Investment Adviser. Robert D. McIver, an officer of the Fund and an officer and director of the Investment Adviser, was elected as a director of the Fund on July 17, 2015 to fill the vacancy resulting from the retirement of Gary W. Hibler on July 16, 2015.

7. Distribution and Shareholder Servicing
The Fund has adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Fund make payments to the Fund’s distributor at an annual rate of 0.25% of average daily net assets attributable to Class J shares and 0.50% of the average daily net assets attributable to Class R shares. The Fund’s distributor may then make payments to financial intermediaries or others at an annual rate of up to 0.25% of the average daily net assets attributable to Class J shares and up to 0.50% of the average daily net assets attributable to Class R shares. Payments under the 12b-1 Plan shall be used to compensate the Fund’s distributor or others for services provided and expenses incurred in connection with the sale and/or servicing of shares.

In addition, the Fund has adopted a Shareholder Servicing Plan for Class I shares under which the Fund can pay for shareholder support services from the Fund’s assets pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.10% of the Fund’s average daily net assets attributable to Class I shares. The amount actually incurred for the year ended May 31, 2015 was 0.06% on an annualized basis.

The Fund has also adopted a Shareholder Servicing Plan for the Class R shares. Under the Shareholder Servicing Plan, the Fund can pay for shareholder support services, which include the recordkeeping and administrative services provided by retirement plan administrators to retirement plans (and their participants) that are shareholders of the class. Payments will be made pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.25% of the Fund’s average daily net assets attributable to Class R shares. The amount actually incurred for the year ended May 31, 2015 was 0.17% on an annualized basis.

8. Beneficial Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At May 31, 2015, Charles Schwab & Co., Inc., for the benefit of its customers, held 43.12% of the outstanding shares of the Class J share class. At May 31, 2015, Edward D. Jones and Co., for the benefit of its customers, held 25.86% of the oustanding shares of the Class I share class. At May 31, 2015, Great-West Trust Company LLC and Great-West Life & Annuity, for the benefit of their customers, held 33.06% and 27.53%, respectively, of the outstanding shares of the Class R share class.

Annual Report	Jensen Quality Growth Fund	19

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Jensen Portfolio, Inc., doing business as Jensen Quality Growth Fund
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Jensen Portfolio, Inc., doing business as Jensen Quality Growth Fund (the “Fund”) as of May 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Jensen Portfolio, Inc., doing business as Jensen Quality Growth Fund as of May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
July 29, 2015

20	Jensen Quality Growth Fund	Annual Report

Expense Example - May 31, 2015 (Unaudited)

As a shareholder of Jensen Quality Growth Fund, you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees, and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (December 1, 2014–May 31, 2015).

Actual Expenses
The first line of the table below for each share class of the Fund provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which, although not charged by the Fund, may be charged by other funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report	Jensen Quality Growth Fund	21

Expense Example Tables

Jensen Quality Growth Fund – Class J	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During Period* December 1, 2014 – May 31, 2015
Actual	$1,000.00	$1,021.80	$4.33
Hypothetical (5% annual return before expenses)	1,000.00	1,020.64	4.33

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Jensen Quality Growth Fund – Class R	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During Period* December 1, 2014 – May 31, 2015
Actual	$1,000.00	$1,019.90	$6.19
Hypothetical (5% annual return before expenses)	1,000.00	1,018.80	6.19

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 1.23%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Jensen Quality Growth Fund – Class I	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During Period* December 1, 2014 – May 31, 2015
Actual	$1,000.00	$1,023.00	$3.13
Hypothetical (5% annual return before expenses)	1,000.00	1,021.84	3.13

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.62%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

22	Jensen Quality Growth Fund	Annual Report

Additional Information (Unaudited)

1. Shareholder Notification of Federal Tax Status
The Fund designates 100% of dividends declared during the fiscal year ended May 31, 2015 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Fund designates 100% of dividends declared from net investment income during the fiscal year ended May 31, 2015 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund designates as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the fiscal year ended May 31, 2015.

Additional Information Applicable to Foreign Shareholders Only:

The Fund designates 0.04% of ordinary income distributions as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

2. Availability of Proxy Voting Information
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge, upon request by calling toll-free, 1-800-221-4384, or by accessing the SEC’s website at www.sec.gov.

3. Portfolio Holdings
The Jensen Quality Growth Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Annual Report	Jensen Quality Growth Fund	23

4. Additional Disclosure Regarding Fund Directors and Officers

Independent Directors

Name, Age and Address	Position(s) Held with the Company	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Roger A. Cooke J.D. Jensen Quality Growth Fund 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1948	Independent Director	Indefinite Term; since June 1999.	Retired. Senior Vice President, General Counsel and Secretary of Precision Castparts Corp., a diversified manufacturer of complex metal products, (2000 – 2013); Executive Vice President –Regulatory and Legal Affairs of Fred Meyer, Inc., a retail grocery and general merchandise company, (1992 – 2000).	1	None
Robert E. Harold Jensen Quality Growth Fund 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1947	Independent Director and Chairman	Indefinite Term; since September 2000.	Retired. Senior Director of Financial Planning of Nike, Inc., a footwear and apparel company (2001 – 2002); Global Brand Controller for Nike, Inc. (1996, 1997, 2000 – 2001); Interim Chief Financial Officer for Nike, Inc. (1998 – 1999); Interim Chief Executive Officer for Laika, Inc., an animation studio (March 2005 – October 2005).	1	Director of St. Mary’s Academy, a non-profit high school (2000 – 2013); Director of Laika, Inc., an animation studio (2002 – present).
Thomas L. Thomsen, Jr. Jensen Quality Growth Fund 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1944	Independent Director	Indefinite Term; since December 2003	Private rancher and real estate investor (2002 – Present); Chief Executive Officer (2000 – 2002) and President (1998 – 2000) of Columbia Management Company (now called Columbia Management Advisors, Inc.), investment adviser to the Columbia Funds family of mutual funds and to institutional and individual investors.	1	None
Kenneth Thrasher Jensen Quality Growth Fund 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1949	Independent Director	Indefinite Term; since July 2007.	Chairman (2002 – present) and CEO (2002 – 2009) of Complí, a web-based compliance and risk management software solution company.	1	Northwest Natural Gas Company (a natural gas distribution and service provider).

24	Jensen Quality Growth Fund	Annual Report

Interested Directors and Officers

Name, Age and Address	Position(s) Held with the Company	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Gary W. Hibler, Ph.D.* Jensen Quality Growth Fund 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1943	Director(1)	Indefinite Term; Served as Director since inception; Served as Secretary from inception to March 2002; Served as Treasurer from December 2002 to March 2004; Served as President from March 2002 to February 2007.	President and Director of Jensen Investment Management, Inc. (1999 – February 2007); Secretary and Director of Jensen Investment Management, Inc. (1994 – 1999).	1	Director of WaterWatch, a non-profit environmental group (2008 – present).
Robert D. McIver* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1965	President(2)	1 Year Term; Served since February 2007.

President and Director (February 2007 – present) and Director of Operations (2004 – February 2007) of Jensen Investment Management, Inc.; General Manager of Fairmont Villa Management and Vice President of Fairmont Riverside Golf Estates Ltd (2001 – 2004); Chief Investment Officer, Schroder & Co. Trust Bank (1999 – 2001); Portfolio Manager, Schroder Investment Management (1989 – 1999).

				N/A	N/A
Robert F. Zagunis* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1953	Vice President and Secretary	1 Year Term; Served since July 1993.	Chairman (January 2013 – present), Vice President and Director (1993 – present) and Secretary (1999 – present) of Jensen Investment Management, Inc.	N/A	N/A

Annual Report	Jensen Quality Growth Fund	25

Interested Directors and Officers continued

Name, Age and Address	Position(s) Held with the Company	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Brian S. Ferrie* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1958	Treasurer and Chief Compliance Officer	1 Year Term; Served since March 2004.

Director of Finance and Chief Compliance Officer (2003 – February 2007), Vice President, Treasurer and Director (February 2007 – present), and Chief Compliance Officer (February 2007 – March 2011, and July 2012 – September 2012) of Jensen Investment Management, Inc.; Vice President and CFO of Berger Financial Group LLC (2001 – 2003); Vice President and Chief Compliance Officer of Berger Financial Group LLC (1994 – 2001).

				N/A	N/A
David G. Mertens* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1960	Vice President	1 Year Term; Served since January 2011.

Director and Vice President of Sales and Marketing for Jensen Investment Management, Inc. (2002 – present); various sales and marketing management positions for Berger Financial Group LLC and Berger Distributors LLC, ending as Senior Vice President of Institutional Marketing for Berger Financial Group and President of Berger Distributors (1995 – 2002).

N/A

Trustee of Legacy Good Semaritan Foundation (2012 - present), the foundation for a non-profit medical center; Director of Reading Results (August 2014 - present), a reading intervention foundation for low-income students.

Eric H. Schoenstein* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1965	Vice President	1 Year Term; Served since January 2011.

Director and Vice President of Business Analysis for Jensen Investment Management, Inc. (2002 – present); various audit positions, most recently Senior Audit Manager, with Arthur Andersen LLP (1988 – 2001).

				N/A	N/A

*	This individual is an “interested person” of the Fund within the meaning of the 1940 Act.
**	Each Director serves for an indefinite term in accordance with the Bylaws of the Fund until the date a Director resigns, retires or is removed in accordance with the Bylaws of the Fund.
(1)	Mr. Hibler retired from service as a Director on July 16, 2015.
(2)	Mr. McIver was elected as a Director on July 17, 2015 to fill the vacancy on the board of directors resulting from Mr. Hibler’s retirement.
The Statement of Additional Information includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-221-4384

26	Jensen Quality Growth Fund	Annual Report

Jensen Quality Growth Fund

	Class J Shares	Class I Shares	Class R Shares

Investment Adviser
Jensen Investment Management, Inc. 5300 Meadows Road, Suite 250 Lake Oswego, OR 97035 800.992.4144

Fund Administrator, Transfer Agent, and Fund Accountant
U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Custodian
U.S. Bank, N.A. Custody Operations 1555 N. RiverCenter Drive, Suite 302 Milwaukee, WI 53212

Legal Counsel
Stoel Rives LLP Standard Insurance Center 900 SW Fifth Avenue Suite 2300 Portland, OR 97204-1268

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44145

Distributor
Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202

jenseninvestment.com

JN-ANNUALQG	This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. Incorporated by reference to the registrant’s N-CSR filed on 8/9/2004.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Robert E. Harold is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 05/31/2015	FYE 05/31/2014
Audit Fees	20,000	19,500
Audit-Related Fees	0	0
Tax Fees	3,000	3,000
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2015	FYE 5/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2015	FYE 5/31/2014
Registrant	3,000	3,000
Registrant’s Investment Adviser	22,500	22,500

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

      Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

      Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed August 9, 2004.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Jensen Portfolio, Inc., doing business as Jensen Quality Growth Fund

By (Signature and Title)*	/s/ Robert McIver
Robert McIver, President

Date	August 7, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert McIver
Robert McIver, President

Date	August 7, 2015

By (Signature and Title)*	/s/ Brian Ferrie
Brian Ferrie, Treasurer

Date	August 7, 2015

*	Print the name and title of each signing officer under his or her signature.